Deposits, prepayments and other assets	12 Months Ended
Dec. 31, 2024
Prepayments and accrued income other than contract assets [abstract]
Deposits, prepayments and other assets	Deposits, prepayments and other assets

	2024	2023
(in $ millions)	$	$
Non-current
Deposits	119	102
Loan receivable as part of co-investing arrangement	—	94
	119	196
Current
Prepayments	85	55
Tax recoverable	26	30
Deposits	49	108
Others	95	27
Less: Loss allowance	(14)	(12)
	241	208
Tax recoverable comprises Value-added tax (“VAT”), withholding tax and income tax recoverable which are the amounts paid to the respective tax authorities which will be recovered either against future tax liabilities of the same tax authorities or refunded.
Other assets includes $50 million of insurance recoveries arising from specific policies maintained by the Company.